                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                  AUGUST 1994
                          PAYMENT SEPTEMBER 15, 1994
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES



                                       CUSIP#             393534AB8
                                       Trust Account #    33-31958-0
                                       Distribution Date: September 15, 1994

SECURITIZED NET INTEREST MARGIN                                                  PER $1,000
- - -------------------------------                                                   ORIGINAL
CERTIFICATES                                                                     ----------
- - ------------
1.    Amount Available                                       2,819,696.61

Interest

2.    Aggregate Interest                                       586,497.80          6.34737879

3.    Amount Applied to:
      (a)  accrued but unpaid Interest

4.    Remaining:
      (a)  accrued but unpaid Interest

5.    Monthly Interest                                         586,497.80

Principal

6.    Current month's principal
      distribution                                           2,233,198.81          24.1688183

7.    Remaining outstanding principal
      balance                                               87,422,515.84          946.131124
      Pool Factor                                               .94613112

8.    Present value of the projected
      remaining aggregate cashflows of
      the Finance I Assets and the
      Residual Assets, as of the immediately
      preceding Distribution Date                          125,800,141.00

9.    Aggregate principal balance of
      loans refinanced by Green Tree
      Financial Corp.                                                0.00

11.   Weighted average CPR                                          4.59%

12.   Weighted average CDR                                          0.18%

13.   Annualized net loss percentage                                0.07%

14.   Delinquency          30-59 day                                0.45%
                           60-89 day                                0.11%
                           90+ day                                  0.07%
                           Total 30+                                0.63%

                          GREEN TREE FINANCIAL CORP.
                           NET INTEREST MARGIN TRUST
                                  AUGUST 1994
                          PAYMENT SEPTEMBER 15, 1994


                                                             Fee Assets
                                             ---------------------------------------------
                                              Guarantee       Inside           Fee Asset
                                                Fees           Refi              Total
                                             ------------     ------          ------------
GTFC 1994-1                                  1,050,661.15       .00           1,050,661.15
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                                             ------------     ------          ------------
                                             1,050,661.15       .00           1,050,661.15

Total amount of Guarantee Fees and Inside
  Refinance Payments                                                                       1,050,661.15

Payment on Finance 1 Note                                                                  1,050,661.15

Allocable to Interest (current)                                                              215,464.92

Allocable to accrued but unpaid Interest

Accrued and unpaid Trustee Fees

Allocable to Principal                                                                       835,196.23

Finance 1 Note Principal Balance                                                          32,102,116.18

                          GREEN TREE FINANCIAL CORP.
                           NET INTEREST MARGIN TRUST
                                  AUGUST 1994
                          PAYMENT SEPTEMBER 15, 1994


                                              Inside
                               Residual        Refi         Total
                             ------------  ------------  ------------

Interest earnings                  796.73                      796.73
GTFC 1994-1                           .00           .00           .00
GTFC 1994-2                    679,402.70           .00    679,402.70
GTFC 1994-3                    373,847.64           .00    373,847.64
GTFC 1994-4                    714,988.39            .0    714,988.39
                             ------------  ------------  ------------
                             1,769,035.46           .00  1,769,035.46

Total Residual and Insige
 Refinance Payments                                      1,769,035.46